Exhibit 10-5

           Forms of Agreement between the Company and Certain Officers


GROUP 1

                                    AGREEMENT

     Agreement made as of the ___ day of ____________, 1995, between PECO Energy Company (the "Company"), and [name of employee] (the "Employee").

     WHEREAS, the Employee is presently employed by the Company as its [title];

     WHEREAS, the Board of Directors of the Company (the "Board") recognizes that, as is the case with many publicly held corporations, the possibility of a change in control of the Company exists and that such possibility, and the uncertainty and questions which it may raise among management, may result in the departure or distraction of key management personnel to the detriment of the Company;

     WHEREAS, the Board has determined that appropriate steps should be taken to reinforce and encourage the continued attention and dedication of key members of the Company's management to their assigned duties without distraction in the face of potentially disturbing circumstances arising from the possibility of a change in control of the Company; and

     WHEREAS, in order to induce the Employee to remain in the employ of the Company, the Company agrees that the Employee shall receive the compensation set forth in this Agreement as a cushion against the financial and career impact on the Employee in the event the Employee's employment with the Company is terminated subsequent to a "Change of Control" (as defined in Section 1.3 hereof) of the Company;

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, the parties hereto agree as follows:

     1. Definitions. For all purposes of this Agreement, the following terms shall have the meanings specified in this Section unless the context clearly otherwise requires:

     1.1 "Annual Base Salary" shall mean twelve times the greater of (a) the highest monthly base salary paid or payable (including any base salary which has been earned but deferred) to the Employee by the Company, and its affiliates (as defined in Section 1504 of the Code without regard to subsection (b) thereof), together with any and all salary reduction authorized amounts under any of the Company's benefit plans or programs, in respect of the twelve-month period immediately preceding the date of the Change in Control, or (b) the monthly base salary paid or payable to the Employee by the Company (including authorized deferrals and salary reduction amounts) immediately prior to the Employee's Termination of Employment.

     1.2 "Annual Bonus" shall mean an amount equal to the Employee's highest annual bonus for the last three full fiscal years prior to the Change of Control (annualized in the event that the Employee was not employed for the whole of such fiscal year).

     1.3 "Change of Control" shall mean (a) the purchase or other acquisition by any person, entity or group of persons, within the meaning of section 13(d) or 14(d) of the Securities Exchange Act of 1934 ("Act"), or any comparable successor provisions, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Act) of 20 percent or more of either the outstanding shares of common stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally, or (b) the approval by the shareholders of the Company of a reorganization, merger, or consolidation, in each case, with respect to which persons who were shareholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than 50 percent of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated Company's then outstanding securities, or of a liquidation or dissolution of the Company or the sale of all or substantially all of the Company's assets, or (c) a change of 25% (rounded up to the next whole person) in the membership of the Board of Directors of the Company within a 12-month period, unless the election or nomination for election by shareholders of each new director within such period was approved by a vote of 85% (rounded up to the next whole person) of the directors then still in office who were in office at the beginning of the 12-month period.

     1.4 "Code" shall mean the Internal Revenue Code of 1986, as amended.

     1.5 "Separation Period" shall mean the two-year period beginning on the date of the Employee's Termination of Employment.

     1.6 "Termination Date" shall mean the date of receipt of the Notice of Termination described in Section 2 hereof or any later date specified therein, as the case may be.

     1.7 "Termination of Employment" shall mean the termination of the Employee's actual employment relationship with the Company.

     1.8 "Termination following a Change of Control" shall mean a Termination of Employment within three years after a Change of Control either:

          1.8 (a) initiated by the Company for any reason other than (i) the Employee's death, continuous illness, injury or incapacity for a period of twelve consecutive months or (ii) for "cause," which shall mean misappropriation of funds, habitual insobriety, substance abuse, conviction of a crime involving moral turpitude, or gross negligence in the performance of duties, which gross negligence has had a material adverse effect on the business, operations, assets, properties or financial condition of the Company and its Subsidiaries taken as a whole; or

          1.8 (b) initiated by the Employee upon one or more of the following occurrences:

          (i) any failure of the Company to comply with and satisfy any of the terms of this Agreement;

          (ii) any change resulting in a significant reduction by the Company of the authority, duties, compensation or responsibilities of the Employee;

          (iii) any removal by the Company of the Employee from the employment grade, compensation level or officer positions which the Employee holds as of the effective date hereof except in connection with promotions to higher office; or

          (iv) the requirement that the Employee undertake business travel (or commuting in excess of seventy-five miles each way from the Company's current headquarters at 2301 Market Street, Philadelphia, Pennsylvania) to an extent substantially greater than is reasonable and customary for the position the Employee holds.

     2. Notice of Termination. Any Termination following a Change of Control shall be communicated by a Notice of Termination to the other party hereto given in accordance with Section 15 hereof. For purposes of this Agreement, a "Notice of Termination" means a written notice which (a) indicates the specific termination provision in this Agreement relied upon, (b) briefly summarizes the facts and circumstances deemed to provide a basis for termination of the Employee's employment under the provision so indicated, and (c) if the Termination Date is other than the date of receipt of such notice, specifies the Termination Date (which date shall not be more than 15 days after the giving of such notice).

     3. Compensation Upon Termination. Subject to the provisions of Section 10 hereof, in the event of the Employee's Termination following a Change of Control, the Company shall pay or provide to the Employee during the Separation Period ( or, in the event of the Employee's death following such termination during the Separation Period, to the Employee's estate), the following:

     3.1 the Employee's earned but unpaid compensation as of the date of Termination of Employment;

     3.2 the benefits, if any, to which the Employee is entitled as a former employee under the employee benefit programs and compensation plans and programs maintained for the benefit of the Company's officers and employees;

     3.3 continued group hospitalization, health, dental care, life or other insurance, travel or accident insurance and disability insurance, for the Separation Period, with coverage equivalent to the coverage to which the Employee would have been entitled had the Employee continued working for the Company during the Separation Period at his Annual Base Salary;

     3.4 the Annual Base Salary and Annual Bonus the Employee would have earned if the Employee had continued working for the Company during the Separation Period;

     3.5 the benefits to which the Employee would be entitled under the Company's long term incentive, stock option, savings and retirement plans if the Employee had continued working for the Company during the Separation Period at his Annual Base Salary, and were making the maximum amount of employee contributions, if any, as are required under such plans, together with dividend equivalents on awards under the Company's long term incentive plan assuming the Employee's ratings justified a 100% pay-out. In the event that applicable law does not permit continued coverage under any tax qualified benefit plan or incentive or option plan during the Separation Period, the Company shall provide economically- equivalent benefits to the employee on a nonqualified, supplemental or other basis;

     3.6 in the event the Employee and the Employee's spouse are not otherwise eligible for the Company's retiree health care coverage, following the end of the Separation Period, Employee (or if employee is deceased, Employee's surviving spouse) may continue to purchase health care coverage for himself and eligible dependents under the Company's health benefits plan at the prevailing rate then in effect for COBRA continuation coverage, until the Employee and the Employee's spouse have attained eligibility for Medicare coverage; and

     3.7 a minimum of twenty credited years of service under the Company's Deferred Compensation and Supplemental Pension Benefit Plan for purposes of determining the Employee's pension.

     4. Other Payments. The payment due under Section 3 hereof shall be in addition to and not in lieu of any payments or benefits due to the Employee under any other plan, policy or program of the Company except that no payments shall be due to the Employee under the Company's then severance pay plan for employees, if any.

     5. Enforcement.

     5.1 In the event that the Company shall fail or refuse to make payment of any amounts due the Employee under Sections 3 and 4 hereof within the respective time periods provided therein, the Company shall pay to the Employee, in addition to the payment of any other sums provided in this Agreement, interest, compounded daily, on any amount remaining unpaid from the date payment is required under Section 3 and 4, as appropriate, until paid to the Employee, at the rate from time to time announced by Chase Manhattan Bank as its "prime rate" plus 2%, each change in such rate to take effect on the effective date of the change in such prime rate.

     5.2 It is the intent of the parties that the Employee not be required to incur any expenses associated with the enforcement of his rights under this Agreement by arbitration, litigation or other legal action because the cost and expense thereof would substantially detract from the benefits intended to be extended to the Employee hereunder. Accordingly, the Company shall pay the Employee on demand the amount necessary to reimburse the Employee in full for all expenses (including all attorneys' fees and legal expenses) incurred by the Employee in enforcing any of the obligations of the Company under this Agreement.

     6. No Mitigation. The Employee shall not be required to mitigate the amount of any payment or benefit provided for in this Agreement by seeking other employment or otherwise, nor shall the amount of any payment or benefit provided for herein be reduced by any compensation earned by other employment or otherwise.

     7. Non-exclusivity of Rights. Nothing in this Agreement shall prevent or limit the Employee's continuing or future participation in or rights under any benefit, bonus, incentive or other plan or program provided by the Company or any of its subsidiaries or affiliates and for which the Employee may qualify; provided, however, that following a Change of Control, the Employee hereby waives the Employee's right to receive any payments under any severance pay plan or similar program applicable to other employees of the Company (other than outplacement services, if such services are provided as part of the severance program) for so long as the Employer is eligible for termination benefits under this Agreement.

     8. No Set-Off. The Company's obligation to make the payments provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any circumstances, including, without limitation, any set-off, counterclaim, recoupment, defense or other right which the Company may have against the Employee or others.

     9. Taxes. Any payment required under this Agreement shall be subject to all requirements of the law with regard to the withholding of taxes, filing, making of reports and the like, and the Company shall use its best efforts to satisfy promptly all such requirements.

     10. Parachute Payment Limitations.

     10.1 Anything in this Agreement to the contrary notwithstanding, in the event that it shall be determined that any payment or distribution by the Company to or for the benefit of the Employee, whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise (a "Payment"), would constitute an "excess parachute payment" within the meaning of Section 280G of the Code, the aggregate present value of amounts payable or distributable to or for the benefit of the Employee pursuant to this Agreement (such payments or distributions pursuant to this Agreement are hereinafter referred to as "Agreement Payments") shall be reduced (but not below zero) to the Reduced Amount. The "Reduced Amount" shall be an amount expressed in present value which maximizes the aggregate present value of Agreement Payments without causing any Payment to be subject to taxation under Section 4999 of the Code. For purposes of this Section 10, present value shall be determined in accordance with Section 280G(d)(4) of the Code. In the event that the amount payable to the Employee shall be limited to the Reduced Amount, then the Employee shall have the right, in the Employee's sole discretion, to designate those payments or benefits under this Agreement that should be reduced or eliminated so as to avoid having the payment to the Employee under this Agreement be subject to the Excise Tax.

     10.2 All determinations as to applicability of the Excise Tax to be made under this Section 10 shall be made by the Company's independent public accountant immediately prior to the Change of Control (the "Accounting Firm")), which firm shall provide its determinations and any supporting calculations both to the Company and the Employee within 10 days of the Termination Date. Any such determination by the Accounting Firm shall be binding upon the Company and the Employee. Within five days after this determination, the Company shall pay (or cause to be paid) or distribute (or cause to be distributed) to or for the benefit of the Employee such amounts as are then due to the Employee under this Agreement.

     10.3 As a result of the uncertainty in the application of Section 280G of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that payments under this Agreement, will have been made by the Company which should not have been made ("Overpayment") or that additional payments which have not been made by the Company could have been made ("Underpayment"), in each case, consistent with the calculations required to be made hereunder. Within two years after the Termination of Employment, the Accounting Firm shall review the determination made by it pursuant to the preceding paragraph. In the event that the Accounting Firm determines that an Overpayment has been made, any such Overpayment shall be treated for all purposes as a loan to the Employee which the Employee shall repay to the Company together with interest at the applicable Federal rate provided for in Section 7872(f)(2) of the Code (the "Federal Rate"); provided, however, that no amount shall be payable by the Employee to the Company if and to the extent such payment would not reduce the amount which is subject to taxation under Section 4999 of the Code. In the event that the Accounting Firm determines that an Underpayment has occurred, any such Underpayment shall be promptly paid by the Company to or for the benefit of the Employee together with interest at the Federal Rate.

     10.4 All of the fees and expenses of the Accounting Firm in performing the determinations referred to in subsections 10.2 and 10.3 above shall be borne solely by the Company. The Company agrees to indemnify and hold harmless the Accounting Firm of and from any and all claims, damages and expenses resulting from or relating to its determinations pursuant to subsections 10.2 and 10.3 above, except for claims, damages or expenses resulting from the gross negligence or willful misconduct of the Accounting Firm.

     11. Term of Agreement. The term of this Agreement shall be for three years from the date hereof and shall be automatically renewed for successive one-year periods unless the Company notifies the Employee in writing that this Agreement will not be renewed at least sixty days prior to the end of the current term; provided, however, that (a) after a Change of Control during the term of this Agreement, this Agreement shall remain in effect until all of the obligations of the parties hereunder are satisfied or have expired, and (b) this Agreement shall terminate if, prior to a Change of Control, the employment of the Employee with the Company or any of its subsidiaries, as the case may be, shall terminate for any reason, or the Employee shall cease to be an Employee.

     12. Restrictive Covenant. Employee agrees that following any termination of Employee's employment relationship following a Change of Control which entitles Employee to the payments due under Section 3, for a period of two years Employee will not participate (either in any employee or non-employee capacity, e.g., as a consultant or partner) in the gas or electric business with any corporation, partnership, sole proprietorship or entity engaged in competition with the Company or any of its affiliates. For this purpose, an entity shall be considered to be "engaged in competition" if such entity is, or is a holding company for, a gas or electric utility or generator with the ability to sell into the Company's service territory, or the service territory of a gas or electric utility or generator which is interconnected with the Company's system or engages in transactions with the members of the Pennsylvania-New Jersey-Maryland-Interconnection Association. Employee further agrees that if he were to breach this restrictive covenant, said breach would cause the Company irreparable harm for which injunctive relief, as well as damages, would be appropriate. Employee hereby consents to the jurisdiction and venue of the Court of Common Pleas of Philadelphia County, Pennsylvania as the forum in which any suit to enforce this restrictive covenant may be instituted.

     13. Arbitration; Expenses.

     13.1 Except as provided in Section 12, in the event of any dispute under the provisions of this Agreement, either party shall have the right to have such dispute, controversy or claim to be settled by arbitration in the City of Philadelphia, Pennsylvania, in accordance with the commercial arbitration rules then in effect of the American Arbitration Association, before a panel of three arbitrators, one of whom shall be selected by the Company, one of whom shall be selected by the Employee, and the third of whom shall be selected by the other two arbitrators. Any award entered by the arbitrators shall be final, binding and nonappealable and judgment may be entered thereon by any party in accordance with applicable law in any court of competent jurisdiction. This arbitration provision shall be specifically enforceable. The party or parties bringing the challenge under this Agreement shall in all circumstances have the burden of proof.

     13.2 In the event of an arbitration or lawsuit by either party to enforce the provisions of this Agreement following a Change of Control, Employee shall be entitled to recover reasonable costs, expenses and attorney's fees from the Company pursuant to Section 5.2.

     14. Successor Company. The Company shall require any successor or successors (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company, by agreement in form and substance satisfactory to the Employee, to acknowledge expressly that this Agreement is binding upon and enforceable against the

Company in accordance with the terms hereof, and to become jointly and severally obligated with the Company to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession or successions had taken place. Failure of the Company to obtain such agreement prior to the effectiveness of any such succession shall be a breach of this Agreement. As used in this Agreement, the Company shall mean the Company as hereinbefore defined and any such successor or successors to its business and/or assets, jointly and severally.

     15. Notice. All notices and other communications required or permitted hereunder or necessary or convenient in connection herewith shall be in writing and shall be delivered personally or mailed by registered or certified mail, return receipt requested, or by overnight express courier service, as follows:

     If to the Company, to:

            PECO Energy Company
            Attn:  Senior Vice President of Human Resources
            2301 Market Street
            Philadelphia, PA  19101

     If to the Employee, to:

            [Name of Employee]
            [Address]

or to such other names or addresses as the Company or the Employee, as the case may be, shall designate by notice to the other party hereto in the manner specified in this Section; provided, however, that if no such notice is given by the Company following a Change of Control, notice at the last address of the Company or to any successor pursuant to Section 14 hereof shall be deemed sufficient for the purposes hereof. Any such notice shall be deemed delivered and effective when received in the case of personal delivery, five days after deposit, postage prepaid, with the U.S. Postal Service in the case of registered or certified mail, or on the next business day in the case of overnight express courier service.

     16. Governing Law. This Agreement shall be governed by and interpreted under the laws of the Commonwealth of Pennsylvania without giving effect to any conflict of laws provisions.

     17. Contents of Agreement, Amendment and Assignment.

     17.1 This Agreement supersedes all prior agreements, sets forth the entire understanding between the parties hereto with respect to the subject matter hereof and cannot be changed, modified, extended or terminated except upon written amendment executed by the Employee and approved by the Board and executed on the Company's behalf by the Chairman of the Compensation Committee of the Board. The provisions of this Agreement may provide for payments to the Employee under certain compensation or bonus plans under circumstances where such plans would not provide for payment thereof. It is the specific intention of the parties that the provisions of this Agreement shall supersede any provisions to the contrary in such plans, and such plans shall be deemed to have been amended to correspond with this Agreement without further action by the Company or the Board.

     17.2 Nothing in this Agreement shall be construed as giving the Employee any right to be retained in the employ of the Company.

     17.3 All of the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective heirs, representatives, successors and assigns of the parties hereto, except that the duties and responsibilities of the Employee and the Company hereunder shall not be assignable in whole or in part by the Company.

     18. Severability. If any provision of this Agreement or application thereof to anyone or under any circumstances shall be determined to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions or applications of this Agreement which can be given effect without the invalid or unenforceable provision or application. If any restriction in this Section 12 of the Agreement is adjudicated to exceed the time, geographic, service or other limitations permitted by applicable law in any jurisdiction, the Employee agrees that such may be modified and narrowed, either by a court or the Company, to the maximum time, geographic, service or other limitations permitted by applicable law so as to preserve and protect the Company's legitimate business interest, without negating or impairing any other restrictions or undertaking set forth in the Agreement.

     19. Remedies Cumulative; No Waiver. No right conferred upon the Employee by this Agreement is intended to be exclusive of any other right or remedy, and each and every such right or remedy shall be cumulative and shall be in addition to any other right or remedy given hereunder or now or hereafter existing at law or in equity. No delay or omission by the Employee in exercising any right, remedy or power hereunder or existing at law or in equity shall be construed as a waiver thereof, including, without limitation, any delay by the

Employee in delivering a Notice of Termination pursuant to Section 2 hereof after an event has occurred which would, if the Employee had resigned, have constituted a Termination following a Change of Control pursuant to Section 1.8(b) of this Agreement.

     20. Miscellaneous. All section headings are for convenience only. This Agreement may be executed in several counterparts, each of which is an original. It shall not be necessary in making proof of this Agreement or any counterpart hereof to produce or account for any of the other counterparts.

     IN WITNESS WHEREOF, the undersigned, intending to be legally bound, have executed this Agreement as of the date first above written.


Attest:                                 PECO Energy Company

    [Seal]

____________________                    By_________________________
    Secretary                              Chairman, Compensation Committee
                                           of the Board of Directors


                                        and


                                        By_________________________
                                           Member, Compensation Committee
                                           of the Board of Directors




_________________________                _________________________
     Witness                                [Name of Employee]

GROUP 2
                                    AGREEMENT

     Agreement made as of the ___ day of ____________, 1995, between PECO Energy Company (the "Company"), and [name of employee] (the "Employee").

     WHEREAS, the Employee is presently employed by the Company as its [title];

     WHEREAS, the Board of Directors of the Company (the "Board") recognizes that, as is the case with many publicly held corporations, the possibility of a change in control of the Company exists and that such possibility, and the uncertainty and questions which it may raise among management, may result in the departure or distraction of key management personnel to the detriment of the Company;

     WHEREAS, the Board has determined that appropriate steps should be taken to reinforce and encourage the continued attention and dedication of key members of the Company's management to their assigned duties without distraction in the face of potentially disturbing circumstances arising from the possibility of a change in control of the Company; and

     WHEREAS, in order to induce the Employee to remain in the employ of the Company, the Company agrees that the Employee shall receive the compensation set forth in this Agreement as a cushion against the financial and career impact on the Employee in the event the Employee's employment with the Company is terminated subsequent to a "Change of Control" (as defined in Section 1.3 hereof) of the Company;

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, the parties hereto agree as follows:

     1. Definitions. For all purposes of this Agreement, the following terms shall have the meanings specified in this Section unless the context clearly otherwise requires:

     1.1 "Annual Base Salary" shall mean twelve times the greater of (a) the highest monthly base salary paid or payable (including any base salary which has been earned but deferred) to the Employee by the Company, and its affiliates (as defined in Section 1504 of the Code without regard to subsection (b) thereof), together with any and all salary reduction authorized amounts under any of the Company's benefit plans or programs, in respect of the twelve-month period immediately preceding the date of the Change in Control, or (b) the monthly base salary paid or payable to the Employee by the Company (including authorized deferrals and salary reduction amounts) immediately prior to the Employee's Termination of Employment.

     1.2 "Annual Bonus" shall mean an amount equal to the Employee's highest annual bonus for the last three full fiscal years prior to the Change of Control (annualized in the event that the Employee was not employed for the whole of such fiscal year).

     1.3 "Change of Control" shall mean (a) the purchase or other acquisition by any person, entity or group of persons, within the meaning of section 13(d) or 14(d) of the Securities Exchange Act of 1934 ("Act"), or any comparable successor provisions, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Act) of 20 percent or more of either the outstanding shares of common stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally, or (b) the approval by the shareholders of the Company of a reorganization, merger, or consolidation, in each case, with respect to which persons who were shareholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than 50 percent of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated Company's then outstanding securities, or of a liquidation or dissolution of the Company or the sale of all or substantially all of the Company's assets, or (c) a change of 25% (rounded up to the next whole person) in the membership of the Board of Directors of the Company within a 12-month period, unless the election or nomination for election by shareholders of each new director within such period was approved by a vote of 85% (rounded up to the next whole person) of the directors then still in office who were in office at the beginning of the 12-month period.

     1.4 "Code" shall mean the Internal Revenue Code of 1986, as amended.

     1.5 "Separation Period" shall mean the two-year period beginning on the date of the Employee's Termination of Employment.

     1.6 "Termination Date" shall mean the date of receipt of the Notice of Termination described in Section 2 hereof or any later date specified therein, as the case may be.

     1.7 "Termination of Employment" shall mean the termination of the Employee's actual employment relationship with the Company.

     1.8 "Termination following a Change of Control" shall mean a Termination of Employment within three years after a Change of Control either:

          1.8 (a) initiated by the Company for any reason other than (i) the Employee's death, continuous illness, injury or incapacity for a period of twelve consecutive months or (ii) for "cause," which shall mean misappropriation of funds, habitual insobriety, substance abuse, conviction of a crime involving moral turpitude, or gross negligence in the performance of duties, which gross negligence has had a material adverse effect on the business, operations, assets, properties or financial condition of the Company and its Subsidiaries taken as a whole; or

          1.8 (b) initiated by the Employee upon one or more of the following occurrences:

          (i) any failure of the Company to comply with and satisfy any of the terms of this Agreement;

          (ii) any change resulting in a significant reduction by the Company of the authority, duties, compensation or responsibilities of the Employee;

          (iii) any removal by the Company of the Employee from the employment grade, compensation level or officer positions which the Employee holds as of the effective date hereof except in connection with promotions to higher office; or

          (iv) the requirement that the Employee undertake business travel (or commuting in excess of seventy-five miles each way from the Company's current headquarters at 2301 Market Street, Philadelphia, Pennsylvania) to an extent substantially greater than is reasonable and customary for the position the Employee holds.

     2. Notice of Termination. Any Termination following a Change of Control shall be communicated by a Notice of Termination to the other party hereto given in accordance with Section 15 hereof. For purposes of this Agreement, a "Notice of Termination" means a written notice which (a) indicates the specific termination provision in this Agreement relied upon, (b) briefly summarizes the facts and circumstances deemed to provide a basis for termination of the Employee's employment under the provision so indicated, and (c) if the Termination Date is other than the date of receipt of such notice, specifies the Termination Date (which date shall not be more than 15 days after the giving of such notice).

     3. Compensation Upon Termination. Subject to the provisions of Section 10 hereof, in the event of the Employee's Termination following a Change of Control, the Company shall pay or provide to the Employee during the Separation Period ( or, in the event of the Employee's death following such termination during the Separation Period, to the Employee's estate), the following:

     3.1 the Employee's earned but unpaid compensation as of the date of Termination of Employment;

     3.2 the benefits, if any, to which the Employee is entitled as a former employee under the employee benefit programs and compensation plans and programs maintained for the benefit of the Company's officers and employees;

     3.3 continued group hospitalization, health, dental care, life or other insurance, travel or accident insurance and disability insurance, for the Separation Period, with coverage equivalent to the coverage to which the Employee would have been entitled had the Employee continued working for the Company during the Separation Period at his Annual Base Salary;

     3.4 the Annual Base Salary and Annual Bonus the Employee would have earned if the Employee had continued working for the Company during the Separation Period;

     3.5 the benefits to which the Employee would be entitled under the Company's long term incentive, stock option, savings and retirement plans if the Employee had continued working for the Company during the Separation Period at his Annual Base Salary, and were making the maximum amount of employee contributions, if any, as are required under such plans, together with dividend equivalents on awards under the Company's long term incentive plan assuming the Employee's ratings justified a 100% pay-out. In the event that applicable law does not permit continued coverage under any tax qualified benefit plan or incentive or option plan during the Separation Period, the Company shall provide economically- equivalent benefits to the employee on a nonqualified, supplemental or other basis;

     3.6 in the event the Employee and the Employee's spouse are not otherwise eligible for the Company's retiree health care coverage, following the end of the Separation Period, Employee (or if employee is deceased, Employee's surviving spouse) may continue to purchase health care coverage for himself and eligible dependents under the Company's health benefits plan at the prevailing rate then in effect for COBRA continuation coverage, until the Employee and the Employee's spouse have attained eligibility for Medicare coverage.

     4. Other Payments. The payment due under Section 3 hereof shall be in addition to and not in lieu of any payments or benefits due to the

Employee under any other plan, policy or program of the Company except that no payments shall be due to the Employee under the Company's then severance pay plan for employees, if any.

     5. Enforcement.

     5.1 In the event that the Company shall fail or refuse to make payment of any amounts due the Employee under Sections 3 and 4 hereof within the respective time periods provided therein, the Company shall pay to the Employee, in addition to the payment of any other sums provided in this Agreement, interest, compounded daily, on any amount remaining unpaid from the date payment is required under Section 3 and 4, as appropriate, until paid to the Employee, at the rate from time to time announced by Chase Manhattan Bank as its "prime rate" plus 2%, each change in such rate to take effect on the effective date of the change in such prime rate.

     5.2 It is the intent of the parties that the Employee not be required to incur any expenses associated with the enforcement of his rights under this Agreement by arbitration, litigation or other legal action because the cost and expense thereof would substantially detract from the benefits intended to be extended to the Employee hereunder. Accordingly, the Company shall pay the Employee on demand the amount necessary to reimburse the Employee in full for all expenses (including all attorneys' fees and legal expenses) incurred by the Employee in enforcing any of the obligations of the Company under this Agreement.

     6. No Mitigation. The Employee shall not be required to mitigate the amount of any payment or benefit provided for in this Agreement by seeking other employment or otherwise, nor shall the amount of any payment or benefit provided for herein be reduced by any compensation earned by other employment or otherwise.

     7. Non-exclusivity of Rights. Nothing in this Agreement shall prevent or limit the Employee's continuing or future participation in or rights under any benefit, bonus, incentive or other plan or program provided by the Company or any of its subsidiaries or affiliates and for which the Employee may qualify; provided, however, that following a Change of Control, the Employee hereby waives the Employee's right to receive any payments under any severance pay plan or similar program applicable to other employees of the Company (other than outplacement services, if such services are provided as part of the severance program) for so long as the Employer is eligible for termination benefits under this Agreement.

     8. No Set-Off. The Company's obligation to make the payments provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any circumstances, including, without limitation, any set-off, counterclaim, recoupment, defense or other right which the Company may have against the Employee or others.

     9. Taxes. Any payment required under this Agreement shall be subject to all requirements of the law with regard to the withholding of taxes, filing, making of reports and the like, and the Company shall use its best efforts to satisfy promptly all such requirements.

     10. Parachute Payment Limitations.

     10.1 Anything in this Agreement to the contrary notwithstanding, in the event that it shall be determined that any payment or distribution by the Company to or for the benefit of the Employee, whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise (a "Payment"), would constitute an "excess parachute payment" within the meaning of Section 280G of the Code, the aggregate present value of amounts payable or distributable to or for the benefit of the Employee pursuant to this Agreement (such payments or distributions pursuant to this Agreement are hereinafter referred to as "Agreement Payments") shall be reduced (but not below zero) to the Reduced Amount. The "Reduced Amount" shall be an amount expressed in present value which maximizes the aggregate present value of Agreement Payments without causing any Payment to be subject to taxation under Section 4999 of the Code. For purposes of this Section 10, present value shall be determined in accordance with Section 280G(d)(4) of the Code. In the event that the amount payable to the Employee shall be limited to the Reduced Amount, then the Employee shall have the right, in the Employee's sole discretion, to designate those payments or benefits under this Agreement that should be reduced or eliminated so as to avoid having the payment to the Employee under this Agreement be subject to the Excise Tax.

     10.2 All determinations as to applicability of the Excise Tax to be made under this Section 10 shall be made by the Company's independent public accountant immediately prior to the Change of Control (the "Accounting Firm")), which firm shall provide its determinations and any supporting calculations both to the Company and the Employee within 10 days of the Termination Date. Any such determination by the Accounting Firm shall be binding upon the Company and the Employee. Within five days after this determination, the Company shall pay (or cause to be paid) or distribute (or cause to be distributed) to or for the benefit of the Employee such amounts as are then due to the Employee under this Agreement.

     10.3 As a result of the uncertainty in the application of Section 280G of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that payments under this Agreement, will have been made by the Company which should not have been made ("Overpayment") or that additional payments which have not been made by the Company could have been made ("Underpayment"), in each case, consistent with the calculations required to be made hereunder. Within two years after the Termination of Employment, the Accounting Firm shall review the determination made by it pursuant to the preceding paragraph. In the event that the Accounting Firm determines that an Overpayment has been made, any such Overpayment shall be treated for all purposes as a loan to the Employee which the Employee shall repay to the Company together with interest at the applicable Federal rate provided for in Section 7872(f)(2) of the Code (the "Federal Rate"); provided, however, that no amount shall be payable by the Employee to the Company if and to the extent such payment would not reduce the amount which is subject to taxation under Section 4999 of the Code. In the event that the Accounting Firm determines that an Underpayment has occurred, any such Underpayment shall be promptly paid by the Company to or for the benefit of the Employee together with interest at the Federal Rate.

     10.4 All of the fees and expenses of the Accounting Firm in performing the determinations referred to in subsections 10.2 and 10.3 above shall be borne solely by the Company. The Company agrees to indemnify and hold harmless the Accounting Firm of and from any and all claims, damages and expenses resulting from or relating to its determinations pursuant to subsections 10.2 and 10.3 above, except for claims, damages or expenses resulting from the gross negligence or willful misconduct of the Accounting Firm.

     11. Term of Agreement. The term of this Agreement shall be for three years from the date hereof and shall be automatically renewed for successive one-year periods unless the Company notifies the Employee in writing that this Agreement will not be renewed at least sixty days prior to the end of the current term; provided, however, that (a) after a Change of Control during the term of this Agreement, this Agreement shall remain in effect until all of the obligations of the parties hereunder are satisfied or have expired, and (b) this Agreement shall terminate if, prior to a Change of Control, the employment of the Employee with the Company or any of its subsidiaries, as the case may be, shall terminate for any reason, or the Employee shall cease to be an Employee.

     12. Restrictive Covenant. Employee agrees that following any termination of Employee's employment relationship following a Change of Control which entitles Employee to the payments due under Section 3, for a period of two years Employee will not participate (either in any employee or non-employee capacity, e.g., as a consultant or partner) in the gas or electric business with any corporation, partnership, sole proprietorship or entity engaged in competition with the Company or any of its affiliates. For this purpose, an entity shall be considered to be "engaged in competition" if such entity is, or is a holding company for, a gas or electric utility or generator with the ability to sell into the Company's service territory, or the service territory of a gas or electric utility or generator which is interconnected with the Company's system or engages in transactions with the members of the Pennsylvania-New Jersey-Maryland-Interconnection Association. Employee further agrees that if he were to breach this restrictive covenant, said breach would cause the Company irreparable harm for which injunctive relief, as well as damages, would be appropriate. Employee hereby consents to the jurisdiction and venue of the Court of Common Pleas of Philadelphia County, Pennsylvania as the forum in which any suit to enforce this restrictive covenant may be instituted.

     13. Arbitration; Expenses.

     13.1 Except as provided in Section 12, in the event of any dispute under the provisions of this Agreement, either party shall have the right to have such dispute, controversy or claim to be settled by arbitration in the City of Philadelphia, Pennsylvania, in accordance with the commercial arbitration rules then in effect of the American Arbitration Association, before a panel of three arbitrators, one of whom shall be selected by the Company, one of whom shall be selected by the Employee, and the third of whom shall be selected by the other two arbitrators. Any award entered by the arbitrators shall be final, binding and nonappealable and judgment may be entered thereon by any party in accordance with applicable law in any court of competent jurisdiction. This arbitration provision shall be specifically enforceable. The party or parties bringing the challenge under this Agreement shall in all circumstances have the burden of proof.

     13.2 In the event of an arbitration or lawsuit by either party to enforce the provisions of this Agreement following a Change of Control, Employee shall be entitled to recover reasonable costs, expenses and attorney's fees from the Company pursuant to Section 5.2.

     14. Successor Company. The Company shall require any successor or successors (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company, by agreement in form and substance satisfactory to the Employee, to acknowledge expressly that this Agreement is binding upon and enforceable against the Company in accordance with the terms hereof, and to become jointly and severally obligated with the Company to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession or successions had taken place. Failure of the Company to obtain such agreement prior to the effectiveness of any such succession shall be a breach of this

Agreement. As used in this Agreement, the Company shall mean the Company as hereinbefore defined and any such successor or successors to its business and/or assets, jointly and severally.

     15. Notice. All notices and other communications required or permitted hereunder or necessary or convenient in connection herewith shall be in writing and shall be delivered personally or mailed by registered or certified mail, return receipt requested, or by overnight express courier service, as follows:

     If to the Company, to:

          PECO Energy Company
          Attn:  Senior Vice President of Human Resources
          2301 Market Street
          Philadelphia, PA  19101

     If to the Employee, to:

         [Name of employee]
         [Address]


or to such other names or addresses as the Company or the Employee, as the case may be, shall designate by notice to the other party hereto in the manner specified in this Section; provided, however, that if no such notice is given by the Company following a Change of Control, notice at the last address of the Company or to any successor pursuant to Section 14 hereof shall be deemed sufficient for the purposes hereof. Any such notice shall be deemed delivered and effective when received in the case of personal delivery, five days after deposit, postage prepaid, with the U.S. Postal Service in the case of registered or certified mail, or on the next business day in the case of overnight express courier service.

     16. Governing Law. This Agreement shall be governed by and interpreted under the laws of the Commonwealth of Pennsylvania without giving effect to any conflict of laws provisions.

     17. Contents of Agreement, Amendment and Assignment.

     17.1 This Agreement supersedes all prior agreements, sets forth the entire understanding between the parties hereto with respect to the subject matter hereof and cannot be changed, modified, extended or terminated except upon written amendment executed by the Employee and approved by the Board and executed on the Company's behalf by the Chairman of the Compensation Committee of the Board. The provisions of this Agreement may provide for payments to the Employee under certain compensation or bonus plans under circumstances where such plans would not provide for payment thereof. It is the specific intention of the parties that the provisions of this Agreement shall supersede any provisions to the contrary in such plans, and such plans shall be deemed to have been amended to correspond with this Agreement without further action by the Company or the Board.

     17.2 Nothing in this Agreement shall be construed as giving the Employee any right to be retained in the employ of the Company.

     17.3 All of the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective heirs, representatives, successors and assigns of the parties hereto, except that the duties and responsibilities of the Employee and the Company hereunder shall not be assignable in whole or in part by the Company.

     18. Severability. If any provision of this Agreement or application thereof to anyone or under any circumstances shall be determined to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions or applications of this Agreement which can be given effect without the invalid or unenforceable provision or application. If any restriction in this Section 12 of the Agreement is adjudicated to exceed the time, geographic, service or other limitations permitted by applicable law in any jurisdiction, the Employee agrees that such may be modified and narrowed, either by a court or the Company, to the maximum time, geographic, service or other limitations permitted by applicable law so as to preserve and protect the Company's legitimate business interest, without negating or impairing any other restrictions or undertaking set forth in the Agreement.

     19. Remedies Cumulative; No Waiver. No right conferred upon the Employee by this Agreement is intended to be exclusive of any other right or remedy, and each and every such right or remedy shall be cumulative and shall be in addition to any other right or remedy given hereunder or now or hereafter existing at law or in equity. No delay or omission by the Employee in exercising any right, remedy or power hereunder or existing at law or in equity shall be construed as a waiver thereof, including, without limitation, any delay by the Employee in delivering a Notice of Termination pursuant to Section 2 hereof after an event has occurred which would, if the Employee had resigned, have constituted a Termination following a Change of Control pursuant to Section 1.8(b) of this Agreement.

     20. Miscellaneous. All section headings are for convenience only. This Agreement may be executed in several counterparts, each of which is an original. It shall not be necessary in making proof of this Agreement or any counterpart hereof to produce or account for any of the other counterparts.

     IN WITNESS WHEREOF, the undersigned, intending to be legally bound, have executed this Agreement as of the date first above written.


Attest:                                 PECO Energy Company

    [Seal]

____________________                    By_________________________
    Secretary                              Chairman, Compensation Committee
                                           of the Board of Directors


                                        and


                                        By_________________________
                                            Member, Compensation Committee
                                            of the Board of Directors




_________________________                 _________________________
     Witness                                [Name of Employee]